UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VALIC COMPANY I
(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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VALIC COMPANY I
Growth Fund
Science & Technology Fund
2929 Allen Parkway
Houston, Texas 77019
(800-445-7862)
December [__], 2020
Dear Shareholder:
You are receiving the enclosed Proxy Statement because you owned interests in the Growth Fund and/or the Science & Technology Fund (each, a “Fund”), each a series of VALIC Company I (the “Corporation”), as of the close of business on December 11, 2020. If you are an owner of a variable annuity or variable life insurance contract or certificate issued by The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company, you have the right to instruct VALIC or such affiliated life insurance company how to vote shares of your Fund at a joint special meeting of shareholders to be held on Tuesday, March 9, 2021 at 4:00 p.m., Eastern Time (the “Special Meeting”). Shareholders of a Fund who invest through a qualified retirement plan or an individual retirement account outside of a variable annuity or variable life insurance contract may vote their shares directly. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link.
At the Special Meeting, you will be asked to consider and act upon the following proposal with respect to your Fund:
To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction (to be voted on separately by each Fund’s shareholders).
The Board of Directors of the Corporation (the “Board”) unanimously recommends that you vote “FOR” the proposal.
The enclosed Proxy Statement contains detailed information about the proposal, and VALIC recommends that you read it carefully before voting. VALIC has also attached a “Questions and Answers” section to assist you in evaluating the proposal.
You may vote in one of the following ways:
•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;

•	By Internet at the website address listed on the enclosed proxy card or voting instruction card;
•	By returning the enclosed proxy voting card or voting instruction card in the postage-paid envelope; or
•	By participating at the Special Meeting.
Should you have any questions regarding the enclosed Proxy Statement, please feel free to call 1-833-970-2875. On behalf of the Board, I extend our appreciation for your continued support and investment.
Sincerely,
/s/ John T. Genoy
John T. Genoy
President
Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card or voting instruction card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card or voting instruction card but do not indicate how you wish your shares to be voted, your shares will be voted “For” the applicable proposal.

QUESTIONS AND ANSWERS
The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.
Q.	Why am I receiving this proxy statement?
A.
This Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a “Contract”) (the “Contract owners”) issued by The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company (together with VALIC, the “Life Companies” and each, a “Life Company”), having Contract values allocated to a subaccount of a separate account (“Separate Account”) invested in shares of the Growth Fund and/or the Science & Technology Fund (each, a “Fund”), each a series of VALIC Company I (the “Corporation”), as of the close of business on December 11, 2020 (the “Record Date”). Contract owners have a beneficial interest in a Fund, but do not invest directly in or hold shares of the Fund. The Life Companies, as the shareholders of a Fund, have voting rights with respect to the Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Fund shares attributable to your Contract. The Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an “IRA”) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a “Plan”) as of the Record Date. Shareholders of a Fund who invest through a Plan or IRA outside of a Contract may vote their shares directly. Plan participants and IRA owners may have the right to vote or give voting instructions depending on the type of Plan or account or the terms of the Plan or IRA custodial or other agreement. For convenience, we refer to Contract owners, Plan participants and IRA owners collectively as “shareholders.” Additionally, any reference to Contract owners owning “shares” of a Fund refers to owning accumulation units of the subaccount that invests in such Fund.

Q.	What are shareholders of the Funds being asked to approve?
A.
Shareholders of each Fund are being asked to approve a change in the sub-classification of their Fund under the Investment Company Act of 1940 (the “1940 Act”) from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction (the “Proposal”). Each Fund’s shareholders will vote on the Proposal only with respect to their Fund.

i

Q.	Why am I being asked to approve a change in the sub-classification of my Fund(s) from diversified to non-diversified?
A.
Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Fund is generally limited as to the amount it may invest in any single issuer.

The Board of Directors of the Corporation has approved a change to each Fund’s sub-classification under the 1940 Act to a “non-diversified” company and the elimination of each Fund’s related fundamental investment restriction. This change is subject to the approval of shareholders of each Fund, with shareholders of each Fund voting separately with respect to their Fund. Changing each Fund’s status to non-diversified would provide the Fund’s subadvisers with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, each Fund’s subadvisers believe that it is important to have this additional flexibility, which will allow them to be better able to execute each Fund’s investment strategies. If the Proposal is approved for a Fund, that Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Q.	How does the Board recommend that I vote?
A.	The Board recommends that shareholders vote “FOR” the Proposal with respect to their Fund.
Q.	How do I vote my shares?
A.
You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards” on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the special meeting by following the instructions that will be available on the special meeting website during the special meeting.
Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the special meeting will be held in a virtual meeting format only. Shareholders that owned interests in a Fund as of the Record Date may participate in the special meeting by means of remote communication by registering at https://viewproxy.com/AIG/broadridgevsm/.

If you owned interests in a Fund on the Record Date and wish to attend the special meeting, you must first register with Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy solicitor, at https://viewproxy.com/AIG/broadridgevsm/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on March 8, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the special meeting. A separate email will follow containing a password to enter at the event link in order to access the special meeting. You may vote during the special meeting at [www.proxyvote.com/]. You will need your control number to vote.
For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Fund shares in the same proportions as the instructions received from all Contract owners with assets invested in the Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.
Q.	How many votes are needed to approve the Proposal?
A.
For each Fund, the Proposal must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Fund present or represented by proxy at the special meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the special meeting; or (ii) more than 50% of the total number of outstanding shares of the Fund.

Q.	What happens if the shareholders of a Fund do not approve the Proposal?
A.
If a Fund’s shareholders do not approve the Proposal, that Fund will remain “diversified” and remain subject to its related fundamental investment restriction. Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s shareholders do not approve the Proposal, that will not impact the other Fund whose shareholders approve the Proposal for that Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

Q.	Whom may I contact if I have questions about the Proxy Statement?
A.	Please call Broadridge, the proxy solicitor, toll-free at 1-833-970-2875 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
To Our Group Deferred Compensation Contract Owners:
As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.
•
Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•
Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

As the group contract owner of a nonqualified unfunded deferred compensation plan, you have the right to give voting instructions. Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

IF VOTING BY MAIL
INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
The following general rules for signing voting instruction cards may be of assistance to you.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.
3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.
v

VALIC COMPANY I
Growth Fund
Science & Technology Fund
2929 Allen Parkway
Houston, Texas 77019
(800-445-7862)
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 9, 2021
NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Special Meeting”) of each of the Growth Fund and the Science & Technology Fund (each, a “Fund”), each a series of VALIC Company I (the “Corporation”), a Maryland corporation, will be held on Tuesday, March 9, 2021 at 4:00 p.m., Eastern Time, for the below purposes. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link.
Proposal:
To approve a change to each Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction (to be voted on separately by each Fund’s shareholders).

The shareholders of each Fund will vote separately on the Proposal relating to their Fund. The close of business on December 11, 2020 has been fixed as the record date (the “Record Date”) for determination of shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.
Shareholders of record on the Record Date may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: https://viewproxy.com/AIG/broadridgevsm/. If you owned interests in a Fund on the Record Date and wish to attend the Special Meeting, you must first register with Broadridge Financial Solutions, Inc., the proxy solicitor, at https://viewproxy.com/AIG/broadridgevsm/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern time, on March 8, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Special Meeting. A separate email will follow containing a password to enter at the event link in order to access the Special Meeting. You may vote during the Special Meeting at [www.proxyvote.com/]. You will need your control number to vote.

For owners of a variable annuity or variable life insurance contract or certificate (a “Contract”) (“Contract owners”) issued by The Variable Annuity Life Insurance Company or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract at the Special Meeting. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners. Shareholders of a Fund who invest through a qualified employer-sponsored retirement plan (each, a “Plan”) or an individual retirement account (each, an “IRA”) without a Contract may vote shares directly. Plan participants and IRA owners may have the right to vote or give voting instructions depending on the type of Plan or account or the terms of the Plan or IRA custodial or other agreement. For purposes of the enclosed Proxy Statement, we refer to Contract owners, Plan participants and IRA owners collectively as “shareholders.”
Your vote is important regardless of the size of your holdings in your Fund. Whether or not you expect to attend the Special Meeting virtually, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages [___] of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.
By Order of the Board of Directors,
KATHLEEN D. FUENTES
Secretary
Houston, Texas
[ ]

PROXY STATEMENT
Joint Special Meeting of Shareholders of the
VALIC COMPANY I
Growth Fund
Science & Technology Fund
To Be Held On March 9, 2021
This Proxy Statement is furnished to you as a shareholder of the Growth Fund and/or the Science & Technology Fund (each, a “Fund,” and together, the “Funds”), each a series of VALIC Company I (the “Corporation”), a Maryland corporation. A joint special meeting of shareholders of the Funds (the “Special Meeting”) will be held on Tuesday, March 9, 2021 at 4:00 p.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Proxy Statement. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link. Shareholders of record of each Fund at the close of business on December 11, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders were first sent or given to shareholders of each Fund on or about January 11, 2021. The Board of Directors of the Corporation (the “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.
Shareholders of record on the Record Date may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: https://viewproxy.com/AIG/broadridgevsm/. If you owned interests in a Fund on the Record Date and wish to attend the Special Meeting, you must first register with Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”) at https://viewproxy.com/AIG/broadridgevsm/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on March 8, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Special Meeting. A separate email will follow containing a password to enter at the event link in order to access the Special Meeting. You may vote during the Special Meeting at [www.proxyvote.com/]. You will need your control number to vote.

The purpose of the Special Meeting is:
Proposal:
To approve a change to each Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction (to be voted on separately by each Fund’s shareholders).

For owners of a variable annuity or variable life insurance contract or certificate (a “Contract”) (the “Contract owners”) issued by The Variable Annuity Life Insurance Company (“VALIC”) or by an affiliated life insurance company (together with VALIC, the “Life Companies” and each, a “Life Company”), you have the right to instruct the applicable Life Company how to vote Fund shares that are attributable to your Contract. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners. Shareholders of a Fund who invest through a qualified employer-sponsored retirement plan (each, a “Plan”) or an individual retirement account (each, an “IRA”) outside of a Contract may vote their shares directly. Plan participants and IRA owners may have the right to vote or give voting instructions depending on the type of Plan or account or the terms of the Plan or IRA custodial or other agreement. For convenience, we refer to Contract owners, Plan participants and IRA owners collectively as “shareholders.”
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on March 9, 2021.
Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s most recent annual and semi-annual report or prospectus, without charge, by calling 1-800-448-2542 or by writing to Kathleen D. Fuentes, Secretary, VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. You may also find these materials at www.valic.com.
This Proxy Statement is available at the website: [www.proxyvote.com].

PROPOSAL
To approve a change to each Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction
Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a diversified fund, each Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).
In addition, each Fund is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its classification as a diversified fund. Specifically, each Fund’s fundamental investment restriction provides that:
Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, (a) with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Over the past several years, certain stocks have experienced extraordinary increases in market capitalization. Notably, these stocks have included Apple, Amazon, Facebook, Google, and Microsoft. As a result, large cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level.
Under the Growth Fund’s principal investment strategies, approximately 25% of the Fund’s assets are passively managed by SunAmerica Asset Management, LLC (“SunAmerica”), one of the Fund’s subadvisers, to seek to track the S&P 500 Growth Index. The remainder of the Fund’s assets are actively managed by BlackRock Investment Management, LLC, the Fund’s other subadviser. Both the S&P 500 Growth Index and the Russell 1000 Growth Index, the Growth Fund’s benchmark index, have a high concentration in certain individual stocks. In addition, the actively managed portion of the Growth Fund typically takes more concentrated positions. As a result, it has become more difficult for SunAmerica to seek to track the S&P 500 Growth Index with respect to the passively managed portion of the Fund given the diversified status of the Fund.
The Science & Technology Fund is subadvised by T. Rowe Price Associates, Inc., Allianz Global Investors U.S. LLC and Wellington Management Company LLP. Its benchmark index, the S&P® North American Technology Sector Index, is highly concentrated in certain individual stocks.
Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, each Fund’s subadvisers believe that they will be better able to execute each Fund’s investment strategies with the additional flexibility afforded to a non-diversified fund to invest a greater portion of the Fund’s assets in one or more issuers. As a result, based on discussions with each Fund’s subadvisers, VALIC recommended, and the Board approved, changing each Fund’s sub-classification from diversified to non-diversified and eliminating the Fund’s related fundamental investment restriction. This change is subject to the shareholder approval of each Fund, with shareholders of each Fund voting separately with respect to their Fund. If the Proposal is approved by the shareholders of a Fund, the Fund will no longer be subject to the diversification limitation discussed above.
Shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is approved, that Fund may be subject to additional investment risks. This is because, as a non-diversified fund, that Fund would be permitted to invest a greater percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, that Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Accordingly, if the Proposal is approved by the shareholders of a Fund, that Fund could be subject to greater risk than it currently is subject to as a diversified fund.
It should be noted that, although a Fund would no longer be subject to the 1940 Act diversification restrictions if its shareholders approve the Proposal, each Fund intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” Under the IRC, each Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements, or the Funds’ determination to comply with them, may change in the future without shareholder approval.
Shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is not approved, that Fund will remain “diversified” and remain subject to its related fundamental investment restriction. Shareholders of each Fund will be voting separately with respect to the Proposal on a Fund-by-Fund basis. If one Fund’s shareholders do not approve the Proposal, that will not impact the other Fund whose shareholders approve Proposal for that Fund.
THE BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE IN FAVOR OF THE PROPOSAL.
ADDITIONAL INFORMATION
Investment Adviser, Principal Underwriter and Administrator
VALIC serves as each Fund’s investment adviser and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) serves as each Fund’s principal underwriter. SunAmerica serves as each Fund’s administrator. Each of ACS and SunAmerica is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.
Annual Reports
The audited Annual Report to Shareholders of the Funds is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
•	write to Kathleen D. Fuentes, Secretary, VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311
•	call 1-800-448-2542, or
•	access the Report through the Internet at www.valic.com.

Shareholder Proposals
Maryland law does not require the Corporation to hold regular, annual shareholder meetings. However, the Corporation must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on the Board if the shareholders have elected less than a majority of the Directors. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of the Corporation, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Corporation within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
Solicitation of Proxies
Solicitations of proxies are being made on behalf of each of the Funds and the Board primarily by the mailing of the Notice of Joint Special Meeting and this Proxy Statement with its enclosures on or about January 11, 2021. The Funds have retained Broadridge Financial Solutions, Inc., a third-party solicitor, to provide proxy distribution, solicitation and tabulation services. The cost of the Proxy Solicitor’s services is expected to be approximately $242,000. The Funds will pay the expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice of Joint Special Meeting and this Proxy Statement. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.
Questions about the Proposal should be directed to the Proxy Solicitor by telephone toll-free at 1-833-970-2875.
VOTING INFORMATION AND REQUIREMENTS
General
As of the Record Date, there were [______________] shares of the Growth Fund and [___________] shares of the Science & Technology Fund outstanding.
Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. Shareholders are entitled to one vote for each share or unit held on that date.
To VALIC’s knowledge, no person owns a contract to the extent that they would be entitled to give voting instructions regarding as much as 5% of the outstanding shares of either Fund. The Directors and officers of VC I and members of their families, as a group, beneficially owned less than 1% of the beneficial interests of each Fund outstanding as of the record date. As of the Record Date, VALIC Separate Account A owned directly [____] of shares of the Growth Fund and [_____] of the Science & Technology Fund.
Shareholder Approval
Voting Requirements: Approval of the Proposal with respect to a Fund will require the affirmative vote of a majority of the outstanding voting securities of that Fund as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of the Fund. Shareholder approval of the Proposal for one Fund is not contingent upon shareholder approval of the Proposal by the other Fund. If a Fund’s shareholders fail to approve the Proposal, the Fund will remain diversified and its related fundamental investment restriction will not be eliminated. The close of business on December 11, 2020 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.
Quorum Requirements: With respect to each Fund, a quorum for the Special Meeting is present if a majority of the outstanding shares of stock entitled to vote at the Special Meeting are present in person (virtually) or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Special Meeting and will have the same effect as a vote against the Proposal. As noted above, the Separate Accounts and the Plans own directly nearly all of the outstanding shares of each Fund and the Life Company will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, a majority of the outstanding shares of a Fund will be represented at the Special Meeting and thus a quorum will be present. However, in the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting or the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. If submitted to shareholders, any such adjournment will require the affirmative vote of the holders of a majority of those shares voting on the adjournment. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote that have voted in favor of the Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against the Proposal.

Manner of Voting
Fund shareholders may authorize their proxy by returning the enclosed proxy card or provide voting instructions by returning the enclosed voting instruction card, as applicable. Fund shareholders may also authorize their proxy or provide voting instructions via telephone or Internet using the instructions provided on the enclosed proxy card or voting instruction card. A proxy may be revoked at any time prior to its exercise at the Special Meeting by written notice to Kathleen D. Fuentes, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the respective proposal.
Pass Through Voting: Shares of the Funds are sold to Separate Accounts and are used as investment options under Contracts and to Plans and IRA custodians.
Contract owners (including participants in a Plan) who select a Fund for investment through a Contract do not invest directly in or hold shares of the Fund. An insurance company that uses the Funds as a funding vehicle is, in most cases, the legal shareholder of a Fund and has sole voting power with respect to the shares, but generally will pass through any voting rights to Contract owners. Therefore, for Fund shares owned through a Separate Account that is registered with the SEC, a Life Company will request voting instructions from the Contract owner and will vote shares or other interests in the Separate Account as directed by the Contract owner. In the event that any Contract owner fails to provide voting instructions with respect to the Separate Account, the Life Company will vote the shares attributable to that Contract owner for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners investing through the same Separate Account, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.
Shares of the Funds are also sold directly to Plans and to IRA custodians. A Plan or IRA custodial account that includes a Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in most cases will pass through any voting rights to Plan participants or IRA owners who have an interest in the Fund. Shareholders of a Fund who are participants in a Plan or an IRA custodial account vote their shares directly.

Voting by Mail: To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meeting.
Voting by Telephone: You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card or voting instruction card at hand.
Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote them during the same session.
Additional Information. Shareholders voting their proxies or providing voting instructions by telephone or Internet need not return their voting proxy card or instruction card by mail.
A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing the Proxy Solicitor and its agents to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.
Each Fund believes that the procedures for authorizing the execution of a proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.
You are requested to fill in, sign and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.
Shareholders as of the Record Date are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. Shareholders of a Fund are entitled to one vote for each share or unit in the applicable Fund held on that date. When a matter comes up for vote, the Life Company will vote all shares in the same proportion as the unit votes actually received. If no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract “FOR” the applicable proposal.
OTHER BUSINESS
Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Special Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.
HOUSEHOLDING
Each shareholder will receive a single copy of this Proxy Statement even for more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an additional copy of this Proxy Statement, please call us toll-free at 1-833-970-2875 and we will send you an individual copy. In addition, this Proxy Statement is available at the website: [www.proxyvote.com].

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

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To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D26997-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I
Joint Special Meeting of Shareholders to Be Held on March 9, 2021.
The Notice and Proxy Statement for this Joint Special Meeting is available at: www.proxyvote.com

Please detach at perforation before mailing.

D26998-TBD

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of the Fund, a series of VALIC Company I, a Maryland Corporation, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on December 11, 2020, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, March 9, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

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VIEW MATERIALS & VOTE

EzVote℠ Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com or **scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm/

VOTE BY PHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD, DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D26994-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I
Joint Special Meeting of Shareholders to Be Held on March 9, 2021.
The Notice and Proxy Statement for this Joint Special Meeting is available at: www.proxyvote.com

Please detach at perforation before mailing.

D26995-TBD

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of the Fund, a series of VALIC Company I, a Maryland Corporation, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on December 11, 2020, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, March 9, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above** and enter your Control Number.
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D26948-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I
Joint Special Meeting of Shareholders to Be Held on March 9, 2021.
The Notice and Proxy Statement for this Joint Special Meeting is available at: www.proxyvote.com

Please detach at perforation before mailing.

D26949-TBD

VOTING INSTRUCTION CARD

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Fund, a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders ("Special Meeting") of the Fund to be held on Tuesday, March 9, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Variable Annuity Life Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, The Variable Annuity Life Insurance Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, The Variable Annuity Life Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

EzVote℠ Consolidated Voting Instruction Card

This form is your EzVote Consolidated Voting Instruction. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm/

VOTE BY PHONE

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

IF VOTING THE CONSOLIDATED VOTING INSTRUCTION CARD, DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D26945-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I
Joint Special Meeting of Shareholders to Be Held on March 9, 2021.
The Notice and Proxy Statement for this Joint Special Meeting is available at: www.proxyvote.com

Please detach at perforation before mailing.

D26946-TBD

VOTING INSTRUCTION CARD

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Fund, a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders ("Special Meeting") of the Fund to be held on Tuesday, March 9, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Variable Annuity Life Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, The Variable Annuity Life Insurance Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, The Variable Annuity Life Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D26973-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

To instruct us to accept voting instructions from participants OR vote on behalf of participants MARK THE BOXES BELOW:

Check here to authorize only and DO NOT VOTE. ☐

Check here to vote only. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I
Joint Special Meeting of Shareholders to Be Held on March 9, 2021.
The Notice and Proxy Statement for this Joint Special Meeting is available at: www.proxyvote.com

Please detach at perforation before mailing.

D26974-TBD

VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in the proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, on behalf of the Separate Account**, to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TEXAS 77019

To vote by Mail

1) Read the Proxy Statement.
2) Sign and date the voting instruction card.
3) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D26942-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

GROUP AUTHORIZATION CARD

This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposal in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY**, as applicable, to vote all shares of the above-named fund of which are attributable to the Group Contract, pursuant to the instructions received from individual participants at the Joint Special Meeting of Shareholders to be held virtually on Tuesday, March 9, 2021 at 4:00 p.m. (Eastern Time), and at any adjournments or postponements thereof.

RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AFTER YOU SIGN AND DATE BELOW.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date